QUINTARA SMALL CAP VALUE FUND
                            series of Quintara Funds

                        Supplement and Shareholder Notice
                              dated August 6, 2002
                      to Prospectus dated February 22, 2002


Change in Minimum Investment Requirement:

Please note the following change to pages 12 and 13 of your Prospectus:

Please note that effective immediately, the initial and subsequent investment minimum for all accounts have been reduced to $25. Please disregard the minimums noted on the account applications if different. Purchases made through broker/dealers may be subject to minimums set by those broker/dealers. The changes are as follows:

Buying Shares
To open an account, you must invest at least the minimum amount.
     Minimum Investments          To Open             To Add to
                                Your Account        Your Account
    All Accounts                    $25                  $25

The Fund's investors are subject to the same policies and restrictions when purchasing Fund shares. Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The minimum initial investment for all accounts is $25. Initial investments may be made in any amount in excess of these amounts. To add to existing accounts, a minimum investment of $25 is required. The Fund requires its shareholders to maintain a minimum account balance of $25.


Change in Independent Auditors:

Please note the following change to Page 17 of your Prospectus:

Effective April 30, 2002, the Board of Trustees approved a change in independent auditors from Arthur Andersen LLP to Ernst & Young LLP.











                               Please retain this Supplement with your
Prospectus for future reference.